SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)                                February 24, 2003

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA
(Address of principal executive offices)

26034
(Zip Code)

Registrant’s Telephone Number, Including Area Code:     (304) 387-8300

N/A
(Former name or former address, if changed since last report)

Item 5.                    Other Events.

                The Registrant, Racing Acquisition, Inc., and Scioto Downs, Inc. executed Amendment No. 1, dated as of February 24, 2003 (the “Amendment”), to the Agreement and Plan of Merger entered into by such parties as of December 23, 2002.  The Registrant hereby incorporates by reference the Amendment attached hereto as Exhibit 10.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits:

Exhibit No.                                                                        Description

10.1	Amendment No. 1, dated as of February 24, 2003, to the Agreement and Plan of Merger entered into as of December 23, 2003 by and among the Registrant, Racing Acquisition, Inc. and Scioto Downs, Inc.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                                MTR GAMING GROUP, INC.

By:	/s/ Edson R. Arneault
Edson R. Arneault, President

Date:       March  4, 2003